                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                            /s/ L.M. Baker, Jr.
                                   ------------------------------------------
                                                L.M. Baker, Jr.




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                 /s/ Peter C. Browning
                                           -----------------------------------
                                                     Peter C. Browning




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                   /s/ John L. Clendenin
                                           -------------------------------------
                                                       John L. Clendenin




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                 /s/ Earnest W. Deavenport
                                           ------------------------------------
                                                     Earnest W. Deavenport




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                  /s/ Ray M. Robinson
                                           ------------------------------------
                                                      Ray M. Robinson




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                   /s/ Neil Williams
                                           ------------------------------------
                                                       Neil Williams




Dated:  November 11, 2002

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2002, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                   /s/ Julia B. North
                                           ------------------------------------
                                                       Julia B. North




Dated:  November 11, 2002